UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  MARCH  6,  2008


                           ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



        DELAWARE                   0-3936           11-1826363
(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)           File Number)   Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                11788
      (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 6, 2008, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its fourth quarter and year ended December 31, 2007. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA, as adjusted), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:




                                [GRAPHIC OMITED]



                                [GRAPHIC OMITED]


                             FOR IMMEDIATE RELEASE

CONTACT          or        Investor Relations Counsel
-------
Mitchell Binder            Linda Latman, 212-836-9609
Executive Vice President   Lena Cati, 212-836-9611
631-435-8300               The Equity Group Inc.

        ORBIT INTERNATIONAL CORP. REPORTS STRONG FOURTH QUARTER RESULTS
        ---------------------------------------------------------------

                             NET SALES INCREASE 18%
                             ----------------------

                            NET INCOME INCREASES 80%
                            ------------------------

    2008 GUIDANCE INDICATES SIGNIFICANT INCREASES IN SALES AND PROFITABILITY
    ------------------------------------------------------------------------

Hauppauge, New York, March 6, 2008 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer, systems integrator and software solution provider, today announced results for the fourth quarter and year ended December 31, 2007.

FOURTH  QUARTER  2007  VS.  FOURTH  QUARTER  2006
-------------------------------------------------
-     Net  sales  increased  18%  to  $7,199,000  from  $6,105,000;
-     Gross margin was 43.5% compared to 42.9%;
-     Net income increased 80% to $979,000, compared to $545,000;
-     Diluted earnings per share were $.21 compared to $.12;
- Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA, as adjusted) was $1,246,000 ($.26 per diluted share) compared to $853,000 ($.18 per diluted share).

YEAR  END  2007  VS.  YEAR  END  2006
-------------------------------------
-     Net  sales  increased  3.5%  to  $25,885,000  from  $25,015,000;
-     Gross margin was 43.4% compared to 43.3%;
-     Net income increased 6.7% to $2,582,000 compared to $2,419,000;
-     Diluted earnings per share were $.55 compared to $.52;
- EBITDA, as adjusted, was $3,685,000 ($.79 per diluted share) compared to $3,678,000 ($.79 per diluted share).
- Backlog at December 31, 2007 was approximately $14.5 million compared to $14.7 million, a year ago;
- At December 31, 2007, cash, cash equivalents and marketable securities were approximately $7.6 million compared to approximately $8.0 million one year earlier.

Dennis Sunshine, President and Chief Executive Officer noted, "As we expected, fourth quarter sales were exceptionally strong, and we were able to attain the high end of our previous 2007 guidance for revenue and EBITDA, as adjusted. During the quarter, our net income, as a percentage of sales increased to 13.6%, once again validating our strong operating leverage. In addition, in 2007, our Power Group achieved $10 million in bookings, setting a record for new contract awards. During the year, we received an unprecedented number of prototype awards as we continue to work with prime defense contractors, U.S. procurement agencies, as well as foreign defense agencies on new and retrofit program opportunities. It has been our experience that prototype awards, once successfully completed, are often followed by production orders."

                                     (more)

Orbit  International  News  Release     Page  2
March  6,  2008

Mr. Sunshine continued, "Most of the prototype program awards include the potential for follow-on quantity awards, and spare quantity requirements, which represent a typical program life cycle. Since our Electronic and Power Groups have been awarded an unprecedented number of new prototype contracts, management believes the typical life cycle of these programs, should lead to significant requirements, once the prototype phases are completed."

Mr. Sunshine concluded, "2007 was extremely significant, in that the Integrated Combat Systems ("ICS") acquisition was closed, effective December 31st, 2007. In addition to the expected accretion to earnings in 2008, ICS will have the full support of our engineering and manufacturing resources. With the closing of the ICS transaction, our Company gained an excellent management and engineering logistics support team. Additionally, ICS has a number of longstanding critical programs that they have supported for a number of years. As part of our Company, ICS can leverage our strong balance sheet, which can provide for significant growth and expansion opportunities in their naval gun weaponry integration and logistics niche marketplace. In addition to adding $1.6 million to our year end backlog, ICS started 2008 on a very positive note, by securing a multi-year Indefinite Delivery/Indefinite Quantity ("IDIQ") contract directly from a U.S. Procurement Agency valued in excess of $1.4 million, with an initial requirement valued in excess of $265,000."

2008  GUIDANCE
--------------

Mitchell Binder, Chief Financial Officer stated, "2008 is setting up to be one of Orbit International's better years for operating performance. Based on existing and projected shipping schedules, we are expecting our second half results to be stronger than the first half of 2008. Our guidance for 2008 is as follows:

-     Net  sales  of  between  $34.4  million  and  $34.8  million;
-     EBITDA, as adjusted, of between $4,500,000 and $4,800,000;
-     Net income in the range of $3,100,000 to $3,400,000; and
-     Diluted earnings per share in the range of $.65 to $.72.

Mr. Binder added, "At December 31, 2007, total current assets were $24,079,000 versus total current liabilities of $5,912,000 for a 4.1 to 1 current ratio. With approximately $21 million and $7 million in federal and state net operating loss carryforwards, respectively, we should continue to shield profits from federal and New York State taxes and enhance future cash flow. Additionally, at year end, we had approximately $7.6 million in cash, cash equivalents and marketable securities."

Mr. Binder concluded, "The Company continues to execute its business plan, seeking out strategic accretive acquisition opportunities in our marketplace to complement the organic growth from our existing operating units."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, March 6, 2008, at 11:00 a.m. ET. Interested parties may participate in the call by dialing 706-679-3204; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.
                                     (more)

Orbit  International  News  Release     Page  3
March  6,  2008

Orbit International Corp. is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York, Quakertown, Pennsylvania and Louisville, Kentucky. Its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company including, but not limited to, statements regarding any acquisition proposal and whether such proposal or a strategic alternative thereto may be considered or consummated; statements regarding our expectations of Orbit's operating plans, deliveries under contracts and strategies generally; statements regarding our expectations of the performance of our business; expectations regarding costs and revenues, future operating results including all guidance amounts, additional orders, future business opportunities and continued growth, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although Orbit believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Orbit International's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact Orbit International and the statements contained in this news release can be found in Orbit's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, annual reports on Form 10-K and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006. For forward-looking statements in this news release, Orbit claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Orbit assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.


                           (See Accompanying Tables)

Orbit International News Release
Page 4
March  6,  2008
                           ORBIT INTERNATIONAL CORP.
                       CONSOLIDATED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                             THREE MONTHS ENDED                          YEAR ENDED
                                                DECEMBER 31,                              DECEMBER 31,
                                                (UNAUDITED)                      (UNAUDITED)     (AUDITED)
                                             2007         2006                        2007          2006
                                       ----------     --------                      -------       --------
Net sales                             $     7,199     $  6,105                      $25,885       $25,015

Cost of sales                               4,064        3,487                       14,659        14,186
                                      -----------     --------                      -------       --------
Gross profit                                3,135        2,618                       11,226        10,829

Selling general and administrative
   expenses                                 2,153        2,067                        8,729         8,285

Interest expense                               74          104                          332           443

Investment and other income                   (76)        (108)                        (447)         (358)
                                        ---------   ----------                       -------        -------
Income before income tax
   provision                                  984          555                        2,612         2,459

Income tax provision                            5           10                           30            40
                                       ----------   ----------                       -------      --------
Net income                            $       979  $       545                      $ 2,582       $ 2,419


Basic earnings per share              $      0.22     $   0.13                      $  0.59       $  0.56

Diluted earnings per share            $      0.21     $   0.12                      $  0.55       $  0.52

Weighted average number of
    shares outstanding:
 Basic                                      4,427        4,303                        4,404         4,302
 Diluted                                    4,706        4,612                        4,680         4,638



Orbit International News Release                                        Page 5
March  6,  2008


                                        ORBIT INTERNATIONAL CORP.
                                      CONSOLIDATED STATEMENTS OF INCOME
                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                 (UNAUDITED)


                                                                      THREE MONTHS ENDED           YEAR ENDED
                                                                          DECEMBER 31,            DECEMBER 31,
                                                                      2007         2006         2007      2006
                                                                   -------       -------      ------   -------
EBITDA Reconciliation (as adjusted)
-------------------------------------------------
Net income                                                       $     979    $       545    $2,582    $2,419
Interest expense                                                        74            104       332       443
Tax expense                                                              5             10        30        40
Depreciation and amortization                                          142            142       561       566
Stock based compensation                                                46             52       180       210
                                                                     -----     ----------    ------    ------
EBITDA (1)                                                       $   1,246    $       853    $3,685    $3,678

Adjusted EBITDA Per Diluted Share Reconciliation
-------------------------------------------------
Net income                                                       $    0.21    $      0.12    $ 0.55    $ 0.52
Interest expense                                                      0.01           0.02      0.07      0.10
Tax expense                                                           0.00           0.00      0.01      0.01
Depreciation and amortization                                         0.03           0.03      0.12      0.12
Stock based compensation                                              0.01           0.01      0.04      0.04
                                                                 ---------     ----------     ------   -------
EBITDA per diluted share (1)                         $           $    0.26    $      0.18    $ 0.79    $ 0.79


(1)  The  EBITDA  tables  (as adjusted) presented are not determined in accordance with accounting principles generally  accepted  in  the  United  States  of  America.  Management  uses  adjusted EBITDA to evaluate the operating performance of its business.  It is also used, at times, by some investors, securities analysts and others  to evaluate companies and make informed business decisions.  EBITDA is also a useful indicator of the income  generated  to  service  debt.  EBITDA  (as  adjusted)  is  not  a  complete  measure  of  an entity's profitability  because  it  does  not include costs and expenses for interest, depreciation and amortization, income  taxes  and  stock  based  compensation.  Adjusted EBITDA as presented herein may not be comparable to similarly  named  measures  reported  by  other  companies.



                                                          YEAR ENDED
                                                         DECEMBER 31,
Reconciliation of EBITDA, as adjusted,
to cash flows from operating activities(1)             2007       2006
                                              -------------    --------

EBITDA (as adjusted)                          $       3,685     $3,678
Interest expense                                       (332)      (443)
Tax expense                                             (30)       (40)
Bond amortization                                        14         40
Bad debt expense                                          6         32
Write-down of (gain on) marketable
     securities                                          35         (8)
Inventory write-down                                     10          0
Deferred income                                         (85)       (86)
Net change in operating assets and
    liabilities                                      (1,826)     1,249
                                              --------------    -------
Cash flows from operating activities                  1,477      4,422




ORBIT INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS


                                                                         DECEMBER 31, 2007    DECEMBER 31, 2006
                                                                         -------------------  -------------------
ASSETS                                                                           (UNAUDITED)            (AUDITED)
Current assets
 Cash and cash equivalents                                               $        3,576,000   $         3,935,000
 Investments in marketable securities                                             3,997,000             4,062,000
 Accounts receivable, less allowance for doubtful accounts                        4,561,000             3,712,000
 Inventories                                                                     10,453,000             8,992,000
 Costs and estimated earnings
  in excess of billings on uncompleted contracts                                    136,000                     0
 Deferred tax asset                                                               1,025,000               717,000
 Other current assets                                                               331,000               145,000
                                                                         -------------------  -------------------

   Total current assets                                                          24,079,000            21,563,000

Property and equipment, net                                                         691,000               414,000
Goodwill                                                                          9,634,000             6,135,000
Intangible assets, net                                                            2,969,000             1,204,000
Deferred tax asset                                                                1,678,000             1,333,000
Other assets                                                                        634,000               566,000
                                                                         -------------------  -------------------


 Total assets                                                            $       39,685,000   $        31,215,000
                                                                         ===================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Current portion of long term obligations                                $        1,777,000   $         1,124,000
 Notes payable                                                                      699,000                     0
 Accounts payable                                                                 1,384,000             1,028,000
 Income taxes payable                                                               162,000                36,000
 Accrued expenses                                                                 1,395,000             1,317,000
 Customer advances                                                                  163,000               797,000
 Deferred income                                                                    332,000                85,000
                                                                         -------------------  -------------------

   Total current liabilities                                                      5,912,000             4,387,000

Deferred tax liability                                                              595,000                     0
Deferred income                                                                     342,000               427,000
Long-term obligations, net of current maturities                                  6,753,000             4,105,000
                                                                         -------------------  -------------------

   Total liabilities                                                             13,602,000             8,919,000

Stockholders' Equity
 Common stock                                                                       472,000               459,000
 Additional paid-in capital                                                      20,766,000            19,536,000
 Accumulated other comprehensive (loss) gain                                        (33,000)                5,000
 Retained earnings                                                                4,878,000             2,296,000
                                                                         -------------------  -------------------

   Stockholders' equity                                                          26,083,000            22,296,000
                                                                         -------------------  -------------------

   Total liabilities and stockholders' equity                            $       39,685,000   $        31,215,000
                                                                         ===================  ===================



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     March 11, 2008


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President